UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 28, 2007

PAINCARE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	1-14160	06-1110906)
----------------------------	----------------	-------------
(STATE OR OTHER JURISDICTION	(COMMISSION FILE	IRS EMPLOYER
OF INCORPORATION OR	NUMBER)	IDENTIFICATION NUMBER)
ORGANIZATION)

1030 NORTH ORANGE AVENUE, SUITE 105 ORLANDO, FLORIDA 32801

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

Registrant’s telephone number, including area code: (407) 367-0944
Registrant’s facsimile number, including area code: (407) 367-0950
Registrant’s Website address: www.paincareholdings.com

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e -4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 14, 2005, PainCare Holdings, Inc. (the "PainCare"), PainCare Acquisition Company XXI, Inc. (the "PainCare Sub," and together with PainCare the "PainCare Parties"), Christopher J. Centeno, M.D., P.C. (the “Original Practice”), Therapeutic Management, Inc. (“TMI”), Christopher J. Centeno, M.D. (“Centeno”), John Schultz, M.D. (“Schultz”), and Centeno Schultz, Inc. (“CSI”, and together with the Original Practice, Centeno, Schultz and TMI, the “Centeno Parties”), effected a transaction (the “Purchase Transaction”) by which (i) the PainCare Parties acquired substantially all of the assets of the Original Practice, pursuant to that certain Asset Purchase Agreement, by and among the PainCare Parties, Centeno, Schultz and CSI; (ii) the PainCare Parties acquired substantially all of the assets TMI pursuant to that certain Asset Purchase Agreement, by and among the PainCare Parties, TMI and Centeno; and (iii) CSI and the PainCare Sub entered into that certain Management Services Agreement (the “Management Agreement”) pursuant to which the PainCare Sub managed the business operations of CSI.

On February 28, 2007, the PainCare Parties and the Centeno Parties entered into a Settlement Agreement (the "Settlement Agreement") and several ancillary documents (the "Settlement Transaction") pursuant to which said parties rescinded the Purchase Transaction and terminated agreements among them. To effectuate the rescission of the Purchase Transaction, (i) the PainCare Sub sold, and the Original Practice purchased, substantially all of the assets of the PainCare Sub for purchase price of the lesser of $250,000 or the total amount of proceeds generated from the sale certain shares of common stock of PainCare (the "PainCare Shares") issued to the Centeno Parties in the Purchase Transaction, and (ii) in exchange for the agreement of the PainCare Parties to terminate the Management Agreement and any and all other agreements between CSI and the PainCare Parties, CSI paid the PainCare Parties $750,000 plus all remaining proceeds in excess of $250,000 from the sale the PainCare Shares.

The description of the Settlement Agreement and the ancillary documents set forth herein is qualified its entirety by the specific terms of the Settlement Agreement and the ancillary documents, copies which are attached hereto as Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Settlement Agreement
99.2	Termination Agreement
99.3	Management Services Termination Agreement
99.4	Sellers' General Release
99.5	Purchasers' General Release
99.6	Promissory Note
99.7	Security Agreement
99.8	Pledge Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated March 5, 2007

PAINCARE HOLDINGS, INC.

By:	/s/Randy Lubinsky
Randy Lubinsky
Chief Executive Officer and Director